UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 15, 2008

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(Exact name of Registrant as specified in its charter)

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Commission File Number 1-6227

Iowa (State of Incorporation)	20-4195009 (I.R.S. Employer Identification No.)

2108 140th Avenue, P.O. Box 21

Algona, IA 50511

(Address of Principal Executive Offices)

(515) 395-8888

Registrant’s telephone number, including area code

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment

of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 15, 2008, the Board of Directors of East Fork Biodiesel, LLC (the “Company”) appointed Chris L. Daniel to serve as the Company’s Chief Executive Officer. His responsibilities include providing strategic business direction as well as implementation of the Company’s business plan and oversight of its business and facility operations, including personnel matters. Chris Daniel follows Kenneth M. Clark, who will continue to serve as the Company’s President.

As Chief Executive Officer, Chris Daniel, age 44, will serve as the Company’s principal executive officer. Since 2006, Chris Daniel has served as General Manager of Northern Bio Energy, Huxley, IA, a start-up renewable fuels company focused on establishing facilities and partnerships for biodiesel production. Between 2005 and 2006, he served as General Manager of Western Iowa Energy, Wall Lake, IA, a biodiesel producer. From 1992 through 2005 he served in various capacities with Bandag Inc., Muscatine, IA, a provider of truck tire re-treading materials, including Project Manager of Business Process Redesign from 2002 through 2005.

Under the terms of the Company’s Management Services Agreement (the “Management Agreement”) with Renewable Fuels Management, LLC (“Renewable Fuels”):

•	The Management Agreement will be for an initial period of two years;

•	Chris Daniel will report to the Company’s Chairman of the Board of Directors as well as to Renewable Fuels’ Chief Executive Officer;

•	Chris Daniel will remain an employee of Renewable Fuels;

•	Renewable Fuels will be responsible for all of Mr. Daniels’ compensation and benefits;

•

The Company will pay Renewable Fuels a flat fee of $20,000.00 per month (prorated for the first month of the Management Agreement) to be paid regardless of the gallons of biodiesel produced for the first 12 months of the Management Agreement. The fee structure of the Management Agreement will be reviewed in 12 months to determine if adjustments are necessary; and

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Subject to meeting certain performance measurements, the Company will offer, over the course of the Management Agreement, up to 2,500 of its membership units to Renewable Fuels through unit purchase options. The purchase price of units to be granted upon achievement of the performance measurements will be $600 per unit.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAST FORK BIODIESEL, LLC

Date: September 19, 2008	By:
Kenneth M. Clark
President

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